SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2004

TNP ENTERPRISES, INC. (Exact name of registrant as specified in charter)

Texas	1-8847	75-1907501
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

TEXAS-NEW MEXICO POWER COMPANY (Exact name of registrant as specified in charter)

Texas	2-97230	75-0204070
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99	Press Release of the Registrant dated May 5, 2004

Item 9. Regulation FD Disclosure

See the press release attached hereto as Exhibit 99 dated May 5, 2004, announcing the financial results for the quarter ended March 31, 2004, for TNP Enterprises, Inc. and Texas-New Mexico Power Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC. (Registrant)

Date: May 5, 2004	By:	/s/ Theodore A. Babcock
Theodore A. Babcock, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY (Registrant)

Date: May 5, 2004	By:	/s/ Scott Forbes
Scott Forbes Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99	Press Release dated May 5, 2004.

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